UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2023

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

990 Town and Country Boulevard	Houston,	Texas			77024
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Marathon Oil Corporation's Annual Meeting of Stockholders was held on May 24, 2023. In connection with the meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934. Following are the voting results on the matters voted upon at the meeting, all of which are described more fully in our 2023 Proxy Statement.
1. Each of our director nominees was elected for a term expiring in 2024.

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Chadwick C. Deaton	418,614,725	12,877,678	784,329	78,989,113
Marcela E. Donadio	409,543,658	21,951,213	781,861	78,989,113
M. Elise Hyland	415,821,306	15,679,606	775,820	78,989,113
Holli C. Ladhani	421,162,754	10,329,320	784,658	78,989,113
Mark A. McCollum	417,560,049	13,924,252	792,431	78,989,113
Brent J. Smolik	420,749,656	10,753,674	773,402	78,989,113
Lee M. Tillman	418,639,481	12,826,401	810,850	78,989,113
Shawn D. Williams	429,571,916	1,914,524	790,292	78,989,113
2. PricewaterhouseCoopers LLP was ratified as our independent registered public accounting firm for 2023.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
492,693,965	17,625,306	946,574
3. The compensation of our named executive officers was approved, on an advisory basis.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
407,759,254	23,143,293	1,374,185	78,989,113
4. “1 Year” was approved, on an advisory basis, as the frequency with which the Company should hold future advisory votes on the compensation of the Company’s named executive officers.

1 YEAR	2 YEARS	3 YEARS	VOTES ABSTAINED	BROKER NON-VOTES
419,753,057	901,015	10,572,939	1,049,721	78,989,113
In light of the results of this advisory vote, the Board of Directors has determined that the Company will continue to hold an advisory vote on the compensation of our named executive officers every year until the next required stockholder advisory vote on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

May 25, 2023	By:	/s/ Rob L. White

Name: Rob L. White
Title: Vice President, Controller and Chief Accounting Officer